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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             December 3, 2003
                              Date of Report
                     (Date of earliest event reported)

                                ENXNET, INC.
            (Exact name of registrant as specified in its charter)

Oklahoma                         000-30675           73-1561191
(State or other jurisdiction  (Commission          (IRS Employer
of incorporation)              File Number)     Identification Number)

                          1723 S. Boston Ave
                         Tulsa, Oklahoma 74119
       (Address of principal executive offices including zip code)

                            (918) 592-0015
            Registrant's telephone number, including area code

                                None
(Former name or former address, if changed since last report.)

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ITEM 7.       FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.    Description
99.1           Press Release

ITEM 9.       REGULATION FD DISCLOSURE

See Press Release attached.
























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SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 3rd day of December, 2003.

ENXNET, INC.
(Registrant)

BY:
/s/ Ryan Corley

Ryan Corley
President, Principal Executive Officer, Principal Financial
Officer, Treasurer, and a member of the Board of Directors.











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